Exhibit 99.01

SRAX Reports Q1 2022 Financial Results

LOS ANGELES—(GLOBENEWSWIRE)—SRAX, Inc. (NASDAQ: SRAX), a financial technology company that unlocks data and insights for publicly traded companies through Sequire, its SaaS platform, is providing Q1 2022 financial results.

SRAX reports year-over-year revenue growth of 53% and $0.13 fully diluted EPS for the quarter ended March 31, 2022

	Three Months Ended March 31,
In thousands, except percentages and per share amounts	2022	2021	% Change
Revenue	$7,499	$4,917	53%
Costs and expenses	8,827	4,492	97%
Income from operations	$(1,328)	$425	(412)%
Income (loss) from marketable securities	$5,313	$4,494	18%
Financing costs	$(312)	$(9,265)	(97)%
Other income (loss)	$55	$29	90%
Net income	$3,728	$(4,317)	(186)%
Diluted earnings per share (EPS)	$0.13	$(0.57)	(123)%

First Quarter 2022 Financial and Operational Highlights

●	Revenue - GAAP revenue of $7.5M vs $4.9M or a 53% increase year-over-year.
●	Non-GAAP revenue - excluding marketability and liquidity discounts of $10.6 M vs $4.9M or a 116% increase year-over-year.
●	Net Income - $3.7M vs a loss of ($4.3M) year-over-year
●	Earnings per shares (EPS) - $0.14 and $0.13 per basic and diluted share respectively vs (.57) year-over-year.
●	Cash and marketable securities - $29.2m, an increase of $12.2m vs. prior quarter end.
●	Sequire contract bookings - $15.2 million gross contract value.

Recent Business Highlights

●	Launched the Sequirecommunity.com site that allows issuers to engage and communicate with their shareholders.
●	Successfully launched over 20 virtual conferences in 2022
●	Definitive dates planned to bring fillings current prior to the NASDAQ extension deadline.

About SRAX

SRAX (NASDAQ: SRAX) is a financial technology company that unlocks data and insights for publicly traded companies. Through its premier investor intelligence and communications platform, Sequire, companies can track their investors’ behaviors and trends and use those insights to engage current and potential investors across marketing channels. For more information on SRAX, visit srax.com and mysequire.com.

Cautionary Statement Regarding Forward-Looking Information:

This news release contains “forward-looking statements’’ made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future, not past, events and may often be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Specific risks and uncertainties that could cause our actual results to differ materially from those expressed in our forward-looking statements include risks inherent in our business, and our need for future capital. Actual results may differ materially from the results anticipated in these forward-looking statements. Additional information on potential factors that could affect our results and other risks and uncertainties are detailed from time to time in SRAX’s periodic reports filed with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Reports on Form 10-Q as well as and in other reports filed with the SEC. We do not assume any obligation to update any forward-looking statements.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), we use the following non-GAAP financial measures: revenue excluding contract valuation adjustments, and adjusted earnings before interest income taxes depreciation and amortization.. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures.

We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business.

We exclude the following items from our non-GAAP financial measures:

Fair valuation effect on revenue. We adjusted revenue for the three months ended March 31, 2022 by excluding marketability and liquidity discounts, which we believe is a useful metric that facilitates comparison to our historical performance.

Interest and financing costs, realized and unrealized gains and loss on marketable securities and designated assets, non-cash equity based compensation, income tax expense and benefit. We remove the benefit or expenses from gains or losses associated with our marketable securities in our calculation of adjusted EBITDA because we believe that these items are historically volatile and a result of the core operations of our Sequire business. We also remove non cash charges such as depreciation and amortization and income taxes. We believe that this methodology can provide useful supplemental information to help investors better understand underlying trends in our business. Free cash flow is not intended to represent our residual cash flow available for discretionary expenditures.

For more information on our non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the “Reconciliation of GAAP to Non-GAAP Results” table in this press release.

Contact

Investor relations

Investors@srax.com

SRAX, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2022 (unaudited)	December 31, 2021
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$351,000	$1,348,000
Accounts receivable, net	1,041,000	821,000
Contracts receivable	1,460,000	844,000
Marketable securities	28,824,000	15,617,000
Designated assets for return of capital	3,799,000	3,925,000
Prepaid expenses and other current assets	761,000	430,000
TOTAL CURRENT ASSETS	36,236,000	22,985,000
Notes receivable	944,000	935,000
Property and equipment, net	112,000	114,000
Intangible assets, net	1,501,000	1,443,000
Right of use assets	227,000	257,000
Other assets	43,000	36,000
Goodwill	17,906,000	17,906,000
TOTAL ASSETS	$56,969,000	$43,676,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$6,527,000	$4,095,000
Deferred revenue	16,722,000	12,859,000
Other current liabilities	3,922,000	763,000
Payroll protection loan	10,000	10,000
OID convertible notes payable	1,181,000	1,164,000
Series A redeemable preferred stock	3,799,000	3,925,000
TOTAL CURRENT LIABILITIES	32,161,000	22,816,000
Right of use liability, net of current	77,000	114,000
TOTAL LIABILITIES	32,238,000	22,930,000

STOCKHOLDERS’ EQUITY
Series A preferred stock, $0.001 par value, 36,462,417 shares authorized, issued and outstanding, as liability classified at March 31, 2022 and December 31, 2021	-	-
Class A common stock, $0.001 par value, 250,000,000 shares authorized, 26,087,153 and 25,995,172 shares issued and outstanding at March 31, 2022 and December 31, 2021	26,000	26,000
Class B common stock, $0.0001 par value, 9,000,000 shares authorized and 0 issued and outstanding, at March 31, 2022 and December 31, 2021

Additional paid-in capital	51,332,000	51,075,000
Accumulated deficit	(26,627,000)	(30,355,000)
TOTAL STOCKHOLDERS’ EQUITY	24,731,000	20,746,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$56,969,000	$43,676,000

SRAX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED INCOME STATEMENT

(Unaudited)

	Three Months Ended March 31,
	2022	2021
Revenues	$7,499,000	$4,917,000

Cost and expenses
Cost of revenues	2,798,000	1,377,000
Employee related costs	2,497,000	1,550,000
Marketing and selling expenses	1,413,000	994,000
Platform costs	76,000	20,000
Depreciation and amortization	187,000	256,000
General and administrative expenses	1,856,000	295,000
Total cost and expenses	8,827,000	4,492,000
(Loss) income from operations	(1,328,000)	425,000

Other income (expense)
Financing costs	(312,000)	(9,265,000)
Unrealized gain on marketable securities	6,366,000	3,978,000
Realized (loss) gain on marketable securities	(1,053,000)	516,000
Interest income	9,000	15,000
Change in fair value of preferred stock	126,000	-
Realized loss on designated assets	(116,000)	-
Unrealized gain on designated assets	89,000	-
Other income (expense)	(53,000)	14,000
Total other income (expense)	5,056,000	(4,742,000)

Income (loss) before income tax expense	3,728,000	(4,317,000)
Income tax expense	-	-
Income (loss) from continuing operations	3,728,000	(4,317,000)

Discontinued operations
Loss before income tax expense	-	(7,627,000)
Noncontrolling interest in discontinued operations	-	854,000
Income tax expense	-	-
Loss from discontinued operations	-	(6,773,000)
Net income (loss)	$3,728,000	$(11,090,000)

Basic income (loss) per share
Continuing operations	$0.14	$(0.22)
Discontinued operations	-	(0.35)
Net income (loss) per share, basic	$0.14	$(0.57)

Diluted income (loss) per share
Continuing operations	$0.13	$(0.24)
Discontinued operations	-	(0.33)
Net income (loss) per share, diluted	$0.13	$(0.57)

Weighted average shares outstanding, basic	26,032,055	19,411,519

Weighted average shares outstanding, diluted	28,193,714	19,411,519

SRAX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(Unaudited)

	Permanent Equity
	Common stock		Additional paid-in	Accumulated	Noncontrolling	Total stockholders’ equity
	Shares	Amount	capital	deficit	interest	(deficit)

Balance at December 31, 2021	25,995,172	$26,000	$51,075,000	$(30,355,000)	$-	$20,746,000
Share based compensation	-	-	358,000	-	-	358,000
Shares issued for exercise of employee options, net of taxes	91,981	-	(101,000)	-	-	(101,000)
Net income	-	-	-	3,728,000	-	3,728,000
Balance at March 31, 2022	26,087,153	$26,000	$51,332,000	$(26,627,000)		$24,731,000

Balance at December 31, 2020	16,145,778	$16,000	$69,551,000	$(50,342,000)	$-	$19,225,000
Share based compensation	-	-	253,000	-	-	253,000
Shares issued for cash	53,616	-	284,000	-	-	284,000
Conversion of convertible debt to equity	2,041,551	2,000	3,445,000	-	-	3,447,000
Shares issued for exercise of warrants, net of offering costs	4,945,320	5,000	12,215,000	-	-	12,220,000
Warrants issued as inducement to exercise warrants	-	-	7,737,000	-	-	7,737,000
Activity by FPVD subsidiary
Establishment of noncontrolling interest of FPVD	-	-	-	-	(95,000)	(95,000)
Warrants issued by FPVD to SRAX, Inc. debenture holders	-	-	-	-	885,000	885,000
Series B convertible preferred stock issued by FPVD	-	-	-	-	5,775,000	5,775,000
Beneficial conversion feature of FPVD series B convertible preferred stock	-	-	-	-	5,775,000	5,775,000
Net loss	-	-	-	(11,090,000)	(854,000)	(11,944,000)
Balance at March 31, 2021	23,186,265	$23,000	$93,485,000	$(61,432,000)	$11,486,000	$43,562,000

SRAX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Three months ended March 31,
	2022	2021
Cash flows from operating activities
Net income (loss)	$3,728,000	$(11,944,000)
Less: net loss from discontinued operations	-	(7,627,000)
Income (loss) from continuing operations	3,728,000	(4,317,000)
Adjustments to reconcile net income (loss) from continuing operations to net cash used in continuing operations:
Unrealized gain on marketable securities	(6,366,000)	(3,978,000)
Realized loss (gain) on marketable securities	1,053,000	(516,000)
Unrealized (gain) on designated assets	(89,000)	-
Realized loss on designated assets	116,000	-
Interest income	(9,000)	(15,000)
Fair value of warrants issued by FPVD to SRAX, Inc. debenture holders	-	885,000
Change in fair value of preferred stock	(126,000)	-
Stock based compensation	358,000	253,000
Amortization of debt discount	17,000	532,000
Warrant inducement expense	-	7,737,000
Net provision for (recovery of) bad debts	27,000	(396,000)
Depreciation expense	18,000	18,000
Amortization of intangible assets	185,000	224,000
Amortization of right of use asset	30,000	26,000
Changes in operating assets and liabilities
Accounts receivable, net	(247,000)	(477,000)
Prepaid expenses and other current assets	(331,000)	(629,000)
Designated assets for the return of capital	(169,000)	-
Accounts payable and accrued expenses	2,432,000	(216,000)
Deferred revenue	(5,924,000)	(3,752,000)
Other current liabilities	6,000	(30,000)
Right of use liability	(37,000)	-
Net cash used in continuing operations	(5,328,000)	(4,651,000)
Net cash used in discontinued operations	-	(1,518,000)
Net cash used in operating activities	(5,328,000)	(6,170,000)

Cash flows from investing activities
Proceeds from sales of marketable securities	1,277,000	2,266,000
Proceeds from sale of designated assets	268,000	-
Payment for deferred consideration to LD Micro	-	(1,004,000)
Net cash invested in prior subsidiary	(7,000)	-
Purchase of property and equipment	(16,000)	(32,000)
Acquisition of intangible assets	(243,000)	(154,000)
Other assets	-	(2,000)
Net cash from continuing operations	1,279,000	1,074,000
Net cash from discontinued operations	-	924,000
Net cash from investing activities	1,279,000	1,998,000

Cash flows from financing activities
Due from affiliate	-	464,000
Payments for taxes related to settlement of restricted stock units	(101,000)	-
Proceeds from factoring facilities, net of repayments	3,153,000	-
Proceeds from exercise of warrants	-	12,220,000
Proceeds from issuance of common stock	-	284,000
Net cash from continuing operations	3,052,000	12,968,000
Net cash from discontinued operations	-	4,261,000
Net cash from financing activities	3,052,000	17,229,000

Net (decrease) increase in cash from continuing operations	(997,000)	9,391,000
Net increase in cash from discontinued operations	-	3,667,000
Cash, beginning of period	1,348,000	451,000
Cash, end of period	351,000	13,509,000
Less cash from discontinued operations	-	1,000
Cash from continuing operations	$351,000	$13,508,000

See accompanying notes to unaudited Condensed Consolidated Financial Statements.

SRAX, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW (Continued)

(Unaudited)

	Three months ended March 31,
	2022	2021

Supplemental schedule of cash flow information
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

Supplemental schedule of noncash investing and financing activities
Convertible notes converted into shares	$-	$5,487,000
Fair value of marketable securities received for revenue contracts, net	$9,787,000	$7,334,000

NON-GAAP TO GAAP RECONCILIATIONS

(Unaudited)

ADJUSTED EBITDA

	Three Months Ended March 31,
In thousands	2022	2021	$ CHG	% CHG

Net income (loss) attributable to common stockholders (GAAP)	$3,728	$(11,090)	$14,818	134%
less:
Financing costs, net	312	9,265	(8,953)	-97%
(Gain) loss on marketable securities	(5,313)	(4,494)	(819)	-18%
Other income	(55)	(29)	(26)	-90%
Loss from discontinued operations	-	6,773	(6,773)	-100%
Operating (loss) income (GAAP)	$(1,328)	$425	$(1,753)	-412%
add:
Depreciation and amortization	203	242	(39)	-16%
Stock-based compenstation expense	358	253	105	42%
Adjusted EBITDA (non-GAAP)	$(767)	$920	$(1,687)	-183%

NET REVENUES, EXCLUDING FAIR VALUE DISCOUNTS

	Three Months Ended March 31,
In thousands	2022	2021	$ CHG	% CHG
GAAP revenue	$7,499	$4,917	$2,582	53%
add: Fair value discounts effect on 2022 revenue	3,129	0	3,129	100%
Non - GAAP revenue, excluding fair value discounts	$10,628	$4,917	$5,711	116%